EXHIBIT 10.1


                AMENDED AND RESTATED AGREEMENT AND ASSIGNMENT OF
                        INTELLECTUAL PROPERTY RIGHTS
            --------------------------------------------------------


THIS AMENDED AND RESTATED AGREEMENT AND ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS (this "AMENDED AGREEMENT") amends and restates that certain Agreement and Assignment of Intellectual Property Rights entered into as of October 12, 2000 by Walter H. Williams, (collectively and on behalf of the "ASSIGNORS" per Schedule I) and Snocone Systems Inc., a Nevada corporation ("Snocone" or the "COMPANY").


                                     CLAUSES
                                     -------

1.  ASSIGNMENT  OF  EXCLUSIVE  RIGHTS.  Through  this  instrument, the Assignors
       ---------------------------------
sell, grant, convey and assign to the Company, exclusively and for all languages (including but not limited to computer and human languages whether now existing or subsequently developed) all of the Assignors' rights, titles and interests in or under this Agreement, including all rights of the Assignors under all United States, Federal, State or other "Governmental Authority" (as defined in Section 3 below), copyright, trademark, trade secret, trade name, service mark, service name, patent, and all other intellectual property or industrial property laws or rights of any type or nature concerning this Agreement and the products identified in Exhibit A of this Agreement.The foregoing assignment of rights by the Assignors to the Company is all-inclusive and is without reservation of any right, title, interest or use, whether now existing or subsequently arising and includes all licensing, modification, marketing, distribution and sales rights worldwide in perpetuity.

2.  PURCHASE  PRICE.  In  consideration  of  the  assignment  of  the  rights to
       ---------------
and the sale of the intellectual property to Snocone, Snocone shall pay to Mr. Walter H. Williams the sum of two thousand dollars ($2,000.00) and further consideration of five thousand (5,000) common shares of Snocone. Snocone additionally agrees to issue consideration of ten thousand (10,000) common shares of Snocone, issued pro rata, to the other Assignors per Schedule I. Mr. Williams acknowledges that the above consideration is fair and reasonable value for the Intellectual Property assigned by this agreement.

3.     FURTHER  INSTRUMENTS.  The parties shall execute, acknowledge and deliver
       ---------------------
to the Company, within five (5) days of the Company's request for the same, such further instruments and documents, including subscription agreements, as the Company may request from time to time to facilitate registration of any filings or record the transfers made in this Agreement in any public office, or otherwise to give notice or evidence of the Company's exclusive rights to exploit the products identified in this Agreement.

4.     GOVERNMENTAL  AUTHORITY DEFINITIONS.  For purposes of this Agreement, the
       ------------------------------------
following terms shall have the following meanings: (i) the term "UNITED STATES" shall mean the United States of America, and all geographical territories and subdivisions of the United States of America; (ii) the term "OTHER NATIONS"

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shall  mean  each  country, principality or other independent territory and each subdivision thereof, which is not a part of the United States; (iii) the term "SUPRA-NATIONAL AUTHORITY" shall mean the European Union, the United Nations, the World Court, the Commonwealth, the North Atlantic Treaty Organization, the General Agreement on Tariffs and Trade, the North American Free Trade Agreement and all other multi-national authorities or treaties which have or may have from time to time jurisdiction over any of the parties to or any performance under this Agreement; and (iv) the term "GOVERNMENTAL AUTHORITY" shall mean any subdivision, agency, branch, court, administrative body, legislative body, judicial body, alternative dispute resolution authority or other governmental institution of (A) the United States, (B) any state, municipality, county, parish, subdivision or territory of the United States, (C) all other Nations,
(D) any state, territory, county, province, municipality, parish or other subdivision of any Other Nations, and (E) all Supra-National Authorities.

5.     NO  ASSIGNMENT.  The  Company may not assign any of its rights, duties or
       ---------------
obligations under this Agreement without obtaining the prior, written consent of the Assignors, which consent the Assignors may give or withhold in their sole discretion.

6.     BINDING  EFFECT.  This  Agreement  is binding upon and shall inure to the
       ----------------
benefit of the Company, its successors and assigns and the Assignors and their successors and assigns. This Agreement supersedes any prior understandings, written agreements or oral arrangements between the parties, which concerns the subject matter of this Agreement. This Agreement constitutes the complete understanding among the parties, and no alteration or modification of any of this Agreement's provisions will be valid unless made in a written instrument that all the parties sign.

7.     APPLICABLE  LAW.  The  laws  of  the  State  of  Nevada (other than those
       ----------------
pertaining to conflicts of law) shall govern all aspects of this Agreement, irrespective of the fact that one or more of the parties now is or may become a resident of a different state.

IN WITNESS WHEREOF, the undersigned parties have executed this Amended Agreement as of the 5th day of March, 2002.

WALTER  H.  WILLIAMS,  Individually                 SNOCONE  SYSTEMS  INC.,
                                                    a  Nevada  Corporation

/s/  Walter  Williams                               /s/  Mona  Remedios
---------------------------                         ------------------------
Walter  H.  Williams                                By: Mona Remedios
                                                        -------------
                                                    Its: President
                                                         ---------


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                                   SCHEDULE I
                                   ----------


We, the undersigned, hereby authorize Walter Williams to sign the Amended and Restated Agreement and Assignment of Intellectual Property Rights with Snocone Systems Inc. on our behalf and by our signatures below acknowledge our assignment of any interest we have, either individually or collectively, in the Intellectual Property, as defined in the Agreement, to Snocone Systems Inc. as of the date of the Agreement. In exchange for such assignment, we accept the number of shares appearing by our signatures below.





NAME  OF  ASSIGNOR                    NUMBER  OF SHARES RECEIVED     DATE
------------------                    --------------------------     ----

Signature:  /s/ Dana Remedios                             1,000  Mar. 5, 2002
            ------------------------  -------------------------  -------------
Name:       Dana Remedios
            ------------------------

EAGLE  TRANSPORT                                          1,000  Mar. 5, 2002
                                       ------------------------  -------------
By:     /s/  Lorenzo  Oliva
        -------------------
Name:   Lorenzo  Oliva,  Secretary
        --------------------------

POPCORN  HOLDINGS INC.                                    1,000  Mar. 6, 2002
                                       ------------------------  -------------
By:     /s/  Anne  Verhoeve
        -------------------
Name:   Anne  Verhoeve,  Secretary
        --------------------------


Signature:  /s/Vivian Lundgren                            1,000  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Vivian Lundgren
            ------------------------


Signature:  /s/Anne Verhoeve                              1,000  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Anne Verhoeve
            ------------------------


Signature:  /s/Dianne Devine                              1,000  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Dianne Devine
            ------------------------


CLINICA  NATURAL  LIMITED                                 1,000  Mar. 5,  2002
                                      -------------------------  --------------
By:     /s/  Lorenzo  Oliva
        -------------------
Name:   Lorenzo  Oliva,  Secretary
        --------------------------


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NAME  OF  ASSIGNOR                    NUMBER  OF SHARES RECEIVED       DATE
------------------                    --------------------------       ----


Signature:   /s/Anthony Remedios                          1,000  Mar. 5, 2002
            ------------------------  -------------------------  -------------
Name:       Anthony Remedios
            ------------------------


Signature:   /s/ Tove Chen                                1,000  Mar. 5, 2002
            ------------------------  -------------------------  -------------
Name:       Tove Chen
            ------------------------


Signature:  /s/ Bernard Hughes                              100  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Bernard Hughes
            ------------------------


Signature:  /s/ Myrna Halpenny                              100  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Myrna Halpenny
            ------------------------


Signature:  /s/ Lyle Taylor                                 100  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Lyle Taylor
            ------------------------


Signature:  /s/ Sonya Taylor                                100  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Sonya Taylor
            ------------------------


DAVLAUR  EQUITIES  S.A.                                     100  Mar. 6, 2002
                                      -------------------------  -------------
By:     /s/  Anthony  Remedios
        ----------------------
Name:   Anthony  Remedios,  Vice  President
        -----------------------------------


Signature:  /s/ Lynn Green                                  100  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Lynn Green
            ------------------------


Signature:  /s/ Susan Pyne                                  100  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Susan Pyne
            ------------------------


Signature:  /s/ Gordon Reid                                 100  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Gordon Reid
            ------------------------

NAME  OF  ASSIGNOR                    NUMBER  OF SHARES RECEIVED       DATE
------------------                    --------------------------       ----


Signature:   /s/ Vera Unwin                                  25  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Vera Unwin
            ------------------------


Signature:  /s/ Derric Fostey                                25  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Derric Fostey
            ------------------------


Signature:  /s/ Melvyn Zabensky                              25  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Melvyn Zabensky
            ------------------------


Signature:  /s/ James Sanford                                25  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       James Sanford
            ------------------------


Signature:  /s/ Greg Shafransky                              25  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Greg Shafransky
            ------------------------


Signature:  /s/ Megan Ward                                   25  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Megan Ward
            ------------------------


Signature:  /s/ Kim Paterson                                 25  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Kim Paterson
            ------------------------


Signature:  /s/ Karen DeVito                                 25  Mar. 6, 2002
            ------------------------  -------------------------  -------------
Name:       Karen DeVito
            ------------------------


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                                    EXHIBIT A
                        SNOCONE SOFTWARE DESCRIPTION

GENERAL  DESCRIPTION

Snocone is a software program for rapidly searching the genomes. It extracts from the genome/s a highly focused list of Target Genes that match the specifications entered by the user. The list is processed to reduce the number of Target Genes in the results. The results are returned as either a cursor table or as a file of output depending on user request.

ENVIRONMENT
The software runs in a networked environment utilizing TCP/IP to connect together the server and the clients. The server operates as a data store and processing. As specified, the server needs to be a Relational Database Management System (RDMS) capable of running Remote Procedure Calls (RPC). The server as implemented runs on a Unix system running Oracle 8i. The RPC modules are a combination of Structured Query Language queries and C language functions for processing. As specified, the triggering of the server RPC is from the client software running on local user machines. As implemented currently, these are HTML web pages running JavaScript. It is anticipated that a client software package could be created using Visual Basic with little effort.

MAIN  PROCESSES

In general, the user will specify one or more SQL queries and one or more processing functions to be applied to the output of the query. These RPC's are run in sequence against the main data store by the RDMS and the final result is returned to the user.

There are several variant paths of execution. To speed the processing time, the RPC's may call the search tag database (tags). Tags consist of precompiled results from the main data store for common search terms. The user may specify results from several genomes or multiple results from the same genome and so a step to combine the SQL results before processing may be required.

RPC  MODULES

SQL queries: These queries define the first cut of data to be selected from the main database. They include the ability to specify the content and relationship of any piece of data to be returned from the main database. Updates to the queries are expected to be a major focus of expansion for the software as new genomes become available.

Processing Functions: These are the functions that reduce the large amount of data returned by the SQL functions into higher quality results. These include Culling, bi-directional list eliminations, protein incompatibility tests, Blast, Folding, single codon selection and other tests which serve to eliminate data or rank its relevance. These functions are the core purpose of the software and

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future  expansion  of  these  functions as new techniques are developed are made possible  by  the  RPC  architecture.

Combinatory Functions: These are the functions that merge SQL function results into a single result ready for processing by the processing functions. These include but are not limited to the binary logic functions such as AND, NOT, OR, XOR, NAND. It also includes such relational and SQL type functions as JOIN, UNION and DISUNION. For example, a search of the mouse, ape and human genomes for a particular gene will require all of the separate results be combined before processing using one or more functions such as JOIN, OR, NAND or XOR. These are utility functions and generally should be widely applicable across genomes but must be validated when adding new genomes.

DELIVERY  SPECIFICATION

The search tag database will be provided in dbf format on several compact disks. The search tags are not themselves copyrighted, as they are simply a condensed nomenclature of the public genome information.

Source code for the RPC modules will be made available as C++ source code and headers along with required make and browser files. SQL modules will be provided as text files and imported into the RDMS. The completeness of the source code will be demonstrated by compilation on the machine designated by the purchaser and a binary comparison made of the result against a known working copy.

The HTML pages will be downloaded and saved from the current website onto the target machine by the assignee.

The Assignor will demonstrate to the assignee's satisfaction that all data and code perform as intended on the designated machine/s as of the date of this Agreement.

It is the responsibility of the assignee to provide a functioning server environment including Oracle 8i and a client machine connected to the server via TCP/IP prior to commencement of delivery.


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